Exhibit 10.13

================================================================================

                      NOTES REGISTRATION RIGHTS AGREEMENT

                         Dated as of October 23, 1997

                                    Between

                               TELEGROUP, INC.,
                                   as Issuer

                                      and

                              SMITH BARNEY INC.,
                                      and
                         BT ALEX. BROWN INCORPORATED,
                             as Initial Purchasers

================================================================================

                      NOTES REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is dated as of October
                                              ---------
23, 1997, between TELEGROUP, INC., an Iowa corporation (the "Company"), SMITH
                                                             -------
BARNEY INC. and BT ALEX. BROWN INCORPORATED (collectively the "Initial
                                                               -------
Purchasers").
----------

     This Agreement is entered into in connection with the Purchase Agreement, dated October 20, 1997, between the Company and the Initial Purchasers (the "Purchase Agreement") which provides for the sale by the Company to the Initial
 ------------------
Purchasers of $97,000,000 aggregate principal amount at maturity of 10 1/2% Senior Discount Notes due 2004 (the "Notes"). In order to induce the Initial
                                     -----
Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the Notes registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees and assigns. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Notes under the Purchase Agreement.

     The parties hereby agree as follows:

     1.  Definitions.
         ------------

     As used in this Agreement, the following terms shall have the following
     -----------------------------------------------------------------------
meanings:
---------

     Additional Interest:  See Section 4 hereof.
     -------------------

     Advice:  See Section 5 hereof.
     ------

     Agreement:  See the introductory paragraphs hereto.
     ---------

     Applicable Period:  See Section 2 hereof.
     -----------------

     Company:  See the introductory paragraphs hereto.
     -------

     Effectiveness Date:  With respect to any Registration Statement, the day it
     ------------------
is declared effective by the SEC.

     Effectiveness Deadline:  With respect to any Registration Statement, the
     ----------------------
75th day after the date such Registration Statement was filed.

     Effectiveness Period:  See Section 3 hereof.
     --------------------

     Event Date:  See Section 4 hereof.
     ----------

     Exchange Act:  The Securities Exchange Act of 1934, as amended, and the
     ------------
rules and regulations of the SEC promulgated thereunder.

     Exchange Notes:  See Section 2 hereof.
     --------------

     Exchange Offer:  See Section 2 hereof.
     --------------

     Exchange Registration Statement:  See Section 2 hereof.
     -------------------------------

     Filing Date:  The 90th day after the Issue Date.
     -----------

     Holder:  Any holder of a Registrable Note or Registrable Notes.
     ------

     indemnified person:  See Section 7(d) hereof.
     ------------------

     indemnifying person:  See Section 7(d) hereof.
     -------------------

     Indenture:  The Indenture, of even date herewith, between the Company and
     ---------
State Street Bank and Trust Company, as Trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

     Initial Effectiveness Deadline:  The 180th day after the Issue Date.
     ------------------------------

     Initial Purchasers:  See the introductory paragraphs hereto.
     ------------------

     Initial Shelf Registration:  See Section 3(a) hereof.
     --------------------------

     Inspectors:  See Section 5(o) hereof.
     ----------

     Issue Date:  The actual date of original issuance of the Notes.
     ----------

     NASD:  See Section 5(t) hereof.
     ----

     Notes:  See the introductory paragraphs hereto.
     -----

     Participant:  See Section 7(a) hereof.
     -----------

     Participating Broker-Dealer:  See Section 2 hereof.
     ---------------------------

     Person:  An individual, trustee, corporation, partnership, joint stock
     ------
company, trust, unincorporated association, union, business association, firm or other legal entity.

     Prepricing Prospectus:  The prospectus subject to completion included in
     ---------------------
any Registration Statement, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

     Private Exchange:  See Section 2 hereof.
     ----------------

     Private Exchange Notes:  See Section 2 hereof.
     ----------------------

     Prospectus:  The prospectus included in any Registration Statement
     ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     Purchase Agreement:  See the introductory paragraphs hereto.
     ------------------

     Records:  See Section 5(o) hereof.
     -------

     Registrable Notes:  Each Note upon its original issuance and at all times
     -----------------
subsequent thereto, each Exchange Note as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until in the case of any such Note, Exchange Note or Private Exchange Note, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iv) hereof is applicable, the Exchange Registration Statement) covering such Note, Exchange Note or such Private Exchange Note has been declared effective by the SEC and such Note or such Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note, Exchange Note or Private Exchange Note, as the case may be, may at the time of determination be sold to the public pursuant to Rule 144(k) promulgated under the Securities Act without the lapse of any further time or the satisfaction of any other condition, (iii) such Note has been exchanged for an Exchange Note or Exchange Notes pursuant to an Exchange Offer which may be resold without restriction under state and federal securities laws, or (iv) such Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture.

     Registration Statement:  Any registration statement of the Company,
     ----------------------
including, but not limited to, the Exchange

Registration Statement, filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     Rule 144:  Rule 144 promulgated under the Securities Act, as such Rule may
     --------
be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

     Rule 144A:  Rule 144A promulgated under the Securities Act, as such Rule
     ---------
may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

     Rule 415:  Rule 415 promulgated under the Securities Act, as such Rule may
     --------
be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     SEC:  The Securities and Exchange Commission.
     ---

     Securities Act:  The Securities Act of 1933, as amended, and the rules and
     --------------
regulations of the SEC promulgated thereunder.

     Shelf Notice:  See Section 2 hereof.
     ------------

     Shelf Registration:  See Section 3(b) hereof.
     ------------------

     Subsequent Shelf Registration:  See Section 3(b) hereof.
     -----------------------------

     TIA:  The Trust Indenture Act of 1939, as amended.
     ---

     Trustee:  The trustee under the Indenture and, if existent, the trustee
     -------
under any indenture governing the Exchange Notes and Private Exchange Notes (if any).

     Underwritten registration or underwritten offering:  A registration in
     --------------------------------------------------
which securities of the Company are sold to an underwriter for reoffering to the public.

     2.  Exchange Offer.
         ---------------

     (a) The Company shall file with the SEC no later than the Filing Date, an offer to exchange (the "Exchange Offer") any and all of the Registrable Notes
                        --------------
(other than Private Exchange Notes, if any) for a like aggregate principal amount of debt securities of the Company which are substantially identical in all material respects to the Notes (the "Exchange Notes"), except that the
                                         --------------
Exchange Notes shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon, and which are entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA. The Exchange Offer shall be registered under the Securities Act on the appropriate form (the "Exchange Registration Statement")
                                             -------------------------------
and shall comply with all applicable tender offer rules and regulations under the Exchange Act and other applicable law. The Company shall use its best efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act on or before the Initial Effectiveness Deadline; (y) keep the Exchange Offer open for at least 30 days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) consummate the Exchange Offer on or prior to the 30th day following the Effectiveness Date. For purposes of this Section 2(a) only, if after such Exchange Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement.

     Each Holder who participates in the Exchange Offer will be required to represent: (i) that any Exchange Notes received by it will be acquired in the ordinary course of its business; (ii) that at the time of the commencement of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act; and (iii) that such Holder is not an affiliate of the Company within the meaning of the Securities Act.

     No securities other than the Exchange Notes shall be included in the Exchange Registration Statement.

     (b) The Company shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating
                                                               -------------
Broker-Dealer"), whether such positions or policies have been publicly
-------------
disseminated by the staff of the SEC or such positions or policies, in the judgment of the Initial Purchasers, represent the prevailing views of the staff of the SEC. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes.

     The Company shall use its best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes; provided, however, that such period shall not
                                  --------  -------
exceed 180 days after the Exchange Offer has been consummated (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").
 -----------------

     If, prior to consummation of the Exchange Offer, any of the Initial Purchasers holds any Notes acquired by it and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, or any other Holder is not entitled to participate in the Exchange Offer, the Company upon the request of any of the Initial Purchasers or any such Holder shall simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Initial Purchasers and any such Holder, in exchange (the "Private Exchange") for such Notes held by the Initial
                          ----------------
Purchasers and any such Holder, to the extent and in the manner permitted by securities laws, a like principal amount of debt securities of the Company that are identical in all material respects to the Exchange Notes (the "Private
                                                                   -------
Exchange Notes") (and which are issued pursuant to the same indenture as the
--------------
Exchange Notes). The Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes.

     In connection with the Exchange Offer, the Company shall:

          (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (3) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

          (4) otherwise comply in all material respects with all applicable laws, rules and regulations.

          As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

     (1) accept for exchange all Notes tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

     (2) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

     (3) cause the Trustee to authenticate and deliver promptly to each Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

     The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or the Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the staff of the SEC,

(ii) no action or proceeding is instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Company to proceed with the Exchange Offer or the Private Exchange and (iii) all governmental approvals have been obtained, which approvals the Company deems necessary for the consummation of the Exchange Offer or Private Exchange.

     The Exchange Notes and the Private Exchange Notes may be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that neither the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter.

     (c) If, (i) because of any change in law or in currently prevailing interpretations of the staff of the SEC, the Company is not permitted to effect an Exchange Offer, (ii) the Exchange Offer is not consummated within 160 days of the Issue Date, (iii) upon the written request of any Holder of Private Exchange Notes, or (iv) upon the written request of any Holder that participates in the Exchange Offer, that such Holder did not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws, in the case of each of clauses (i) to and including (iv) of this sentence, then the Company shall promptly deliver to the Holders and the Trustee written notice thereof (the "Shelf Notice") and shall file a Shelf
                                     ------------
Registration pursuant to Section 3 hereof.

     (d) Whether or nor it is required to do so by the Exchange Act or the rules and regulations of the SEC, for so long as any of the Registrable Notes or Exchange Notes, as applicable, remain outstanding, the Company will furnish to the holders of the Registrable Notes or Exchange Notes, as applicable, and file with the SEC (unless the SEC will not accept such a filing) (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such forms and (ii) all reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports. In addition, for so long as any of the Registrable Notes remain outstanding, the Company shall make available to any prospective purchaser of the Registrable Notes or beneficial owner of the Registrable Notes in connection with any sale thereof the information required by Rule 144A(d)(4) under the Securities Act.

     3.  Shelf Registration.
         -------------------

     If a Shelf Notice is delivered as contemplated by Section 2(c) hereof,
     ----------------------------------------------------------------------
then:
-----

     (a)  Shelf Registration.  As promptly as practicable, the Company shall
          ------------------
file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on Form
 --------------------------
S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Notes to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

     The Company shall use its best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act as soon as practicable after it is filed and in any event on or prior to the Effectiveness Deadline with respect thereto and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is 24 months from its Effectiveness Date, subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness Period"), or such shorter
                                    --------------------
period ending when (i) all Registrable Notes covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Registrable Notes has been declared effective under the Securities Act; provided, however, that the Effectiveness Period shall be extended to the extent
--------  -------
required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein.

     (b)  Subsequent Shelf Registrations.  If the Initial Shelf Registration or
          ------------------------------
any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Notes (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed,
------------------------------
the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein the term "Shelf Registration"
                                                            ------------------
means the Initial Shelf Registration and any Subsequent Shelf Registration.

     (c)  Supplements and Amendments.  The Company shall promptly supplement and
          --------------------------
amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes.

     4.   Additional Interest.
          --------------------

     (a) The Company and the Initial Purchasers agree that the Holders of Notes will suffer damages if the Company fails to fulfill its obligations under
Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional interest on the Notes ("Additional Interest")
                                                          -------------------
under the circumstances and to the extent set forth below:

     (i) if (A) neither the Exchange Registration Statement nor the Initial Shelf Registration has been filed on or prior to the Filing Date or (B) notwithstanding that the Company has consummated or will consummate an Exchange Offer, the Company is required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the Filing Date applicable thereto, then, commencing on the day after any Filing Date, Additional Interest shall accrue on the Accreted Value of the Notes at a rate of .50% per annum for the first 90 days immediately following each such Filing Date, such Additional Interest rate increasing by an additional .50% per annum at the beginning of each subsequent 90-day period; or

     (ii) if (A) neither the Exchange Registration Statement nor the Initial Shelf Registration is declared effective by the SEC on or prior to 180 days after the Issue Date or (B) notwithstanding that the Company has consummated or will consummate an Exchange Offer, the Company is required to file a Shelf Registration and such Shelf Registration is not declared effective by the SEC on or prior to the Effectiveness Deadline in respect of such Shelf Registration, then, commencing on the day after the date such Registration Statement is required to be declared effective, Additional Interest shall accrue on the Accreted Value of the Notes included or which should have been included in such Registration Statement at a rate of .50% per annum for the first 90 days immediately following the day after the 180th day after the Issue Date or the Effectiveness Deadline, as the case may be, such Additional Interest rate increasing by an additional .50% per annum at the beginning of each subsequent 90-day period; or

     (iii) if (A) the Company has not exchanged Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 30th day after the Effectiveness Date of the Exchange Registration Statement or (B) if applicable, the Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period (other than after such time as all Notes have been disposed of thereunder), then Additional Interest shall accrue on the Accreted Value of the Notes at a rate of .50% per annum for the first 90 days commencing on the (x) 31st day after such Effectiveness Date, in the case of (A) above, or
(y) the day such Shelf Registration ceases to be effective in the case of (B) above, such Additional Interest rate increasing by an additional .50% per annum at the beginning of each such subsequent 90-day period;

provided, however, that the Additional Interest rate on the Notes may not exceed
--------  -------
in the aggregate 2.0% per annum; provided, further, however, that (1) upon the
                                 --------  -------  -------
filing of the Exchange Registration Statement or the Shelf Registration as required hereunder (in the case of clause (i) of this Section 4), (2) upon the effectiveness of the Exchange Registration Statement or the Shelf Registration as required hereunder (in the case of clause (ii) of this Section 4), or (3) upon the exchange of Exchange Notes for all Notes tendered (in the case of clause (iii)(A) of this Section 4), or upon the effectiveness of the Shelf Registration which had ceased to remain effective (in the case of (iii)(B) of this Section 4), Additional Interest on the Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

     (b) The Company shall notify the Trustee within one business day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts of Additional
                                     ----------
Interest due pursuant to (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash on May 1 and November 1 of each year to the holders of record on the preceding April 15 or October 15, respectively, commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the Accreted Value of the Registrable Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

     5.  Registration Procedures.
         ------------------------

     In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder the Company shall:

     (a) Prepare and file with the SEC within the time periods specified herein, a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use its diligent best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to Section 3
        --------  -------
hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing, or such later date as is reasonable under the circumstances). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object.

     (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Company shall be deemed not to have used its diligent best efforts to keep a Registration Statement effective during the Applicable Period if the Company voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless (i) such action is required by applicable law or (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including, without limitation, the acquisition or divestiture of assets, a merger, consolidation or other business combination or any financing transaction.

     (c)  If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Company contained in any agreement (including any underwriting agreement), contemplated by Section 5(n) hereof cease to be true and correct in all material respects, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, or any information becoming known to the Company that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and
(vi) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

     (d)  If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its diligent best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction (subject to the final proviso of Section 5(h)), and, if any such order is issued, to use its diligent best efforts to obtain the withdrawal of any such order at the earliest practicable moment.

     (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, any Participating Broker-Dealer or counsel for any of them determine is reasonably necessary to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and
(iii) supplement or make amendments to such Registration Statement.

     (f)  If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

     (g)  If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

     (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, to use its best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request; provided, however,
                                                             --------  -------
that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Company agrees to cause the Company's counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this
Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, however, that the Company shall not be
                        --------  -------
required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or
(C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

     (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may request.

     (j) Use its diligent best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

     (k)  If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (l)  [Intentionally Omitted]

     (m) (i) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, provide a CUSIP number for the Registrable Notes and (ii) immediately after the effective date of the first Registration Statement relating to the Registrable Notes, provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company.

     (n) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its subsidiaries (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested; (ii) obtain the written opinions of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters;
(iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

     (o)  If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where
                                           ----------
normally kept, during reasonable business hours and upon reasonable prior notice, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as
                                                                    -------
shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary or advisable to avoid or correct a misstatement or omission in such Registration Statement; provided, however, that prior notice is given to the Company, and the Company's
--------  -------
legal counsel and such Holder's legal counsel concur that disclosure is required, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or the Purchase Agreement, or any transactions contemplated hereby or thereby or arising hereunder or thereunder; provided, however, that prior notice
                                            --------  -------
shall be provided as soon as practicable to the Company of the potential disclosure of any information by such Inspector pursuant to clauses (ii) or
(iii) of this sentence to permit the Company to obtain a protective order (or waive the provisions of this paragraph (o)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector, or (iv) the information in such Records has been made generally available to the public otherwise than by action of any Inspector in contravention of this Agreement.

     (p) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

     (q) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

     (r) Upon consummation of an Exchange Offer or a Private Exchange, if requested by a majority of the holders of Exchange Notes or Private Exchange Notes, as the case may be, obtain an opinion of counsel to the Company, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, and the related indenture constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, subject to customary exceptions and qualifications.

     (s) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such

Registrable Notes be marked as paid or otherwise satisfied.

     (t) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").
                     ----

     (u) Use its diligent best efforts to take all other steps necessary or advisable to effect the registration of the Exchange Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

     The Company may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Notes as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Notes of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company in writing all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading and the Company shall not be liable for any Additional Interest otherwise payable to such Seller as a result of such Seller's failure to so furnish such information.

     If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

     Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5 (c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the
                               ------
applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

     6.  Registration Expenses.
         ----------------------

     All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or in respect of Registrable Notes or Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be, and related, messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company and fees and disbursements of one special counsel for all of the sellers of Registrable Notes, (iv) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (v) Securities Act liability insurance, if the Company desires such insurance, (vi) fees and expenses of all other Persons retained by the Company, (vii) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (viii) the expense of any annual audit, (ix) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (x) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement.

     7.   Indemnification.
          ---------------

     (a) In the event of a Shelf Registration or in connection with any delivery by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, the Company agrees to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, and each Person, if any, who controls any such Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any
                                            -----------
and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which such statements were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to any Participant furnished in writing to the Company by or on behalf of such Participant expressly for use in connection therewith); provided, however, that
                                                        --------  -------
the indemnification contained in this paragraph (a) with respect to any Prospectus shall not inure to the benefit of any Participant (or to the benefit of any person controlling such Participant) on account of any such loss, claim, damage, liability or expense arising from the sale of the Registrable Notes or Exchange Notes by such Participant to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Securities Act and each untrue statement or alleged untrue statement of a material fact contained in, and each omission or alleged omission of material fact from, such Prospectus was corrected in the subsequently delivered Prospectus; provided, however, that the Company has delivered the Prospectus to
            --------  -------
the several Participants in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

     (b) If any action, suit or proceeding shall be brought against any Participant or any person controlling any Participant in respect of which indemnity may be sought against the Company, such Participant or such controlling person shall promptly notify the Company (but the failure to so notify the Company shall not relieve the Company from any liability under
Section 7(a) hereof unless the Company is prejudiced in any material respect by such failure to notify) and the Company shall promptly assume the defense thereof, including the employment of counsel acceptable to the indemnified parties and payment of all fees and expenses in respect thereof. Such Participant or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Participant or such controlling person unless (i) the Company has agreed to pay such fees, (ii) the Company has failed promptly to assume the defense and employ counsel acceptable to the indemnified parties, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Company and such Participant or such controlling person, and such Participant or such controlling person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Participant or such controlling person. It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of only one separate firm of attorneys (in addition to those of any local counsel) at any time for all such Participants and controlling persons not having actual or potential differing interests (as advised by counsel) with the Company or among themselves, which firm shall be designated in writing by Participants who sold a majority in aggregate principal amount at maturity of Registrable Notes and Exchange Notes sold by all such Participants and reasonably acceptable to the Company, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its consent (which shall not be unreasonably withheld or delayed), but if settled with such consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless any Participant, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

     (c) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Participant, but only with respect to information furnished in writing by or on behalf of such Participant with respect to such Participant expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors or officers, or any such controlling person, based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Participant pursuant to this paragraph (c), such Participant shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Participant shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Participants' expense), and the Company, its directors, any such officer, and any such controlling person, shall have the rights and duties given to the Participants by paragraph (b) above.
The foregoing indemnity agreement shall be in addition to any liability which the Participants may otherwise have.

     (d) If the indemnification provided for in this Section 7 is for any reason or to any extent unavailable to an indemnified party under paragraphs (a) or (c) hereof (other than for failure to notify the indemnifying party, such failures resulting in prejudice in any material respect to the indemnifying party) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Participants, on the other hand, from the offering of the Registrable Notes or Exchange Notes, or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Participants, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Participants, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions but before deducting expenses) of the Notes sold pursuant to the Purchase Agreement received by the Company bears to the total proceeds from the offering (net of discounts and commissions but before deducting expenses) received by the Participants. For purposes of this paragraph (d), the parties agree that the total proceeds received by the Company from the offering of the Notes (prior to any deduction for discounts, commissions or expenses) sold pursuant to the Purchase Agreement is $74,932,500. The relative fault of the Company, on the one hand, and the Participants, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Participants, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Company and the Participants agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro
                                                                          ---
rata allocation (even if the Participants were treated as one entity for such
----
purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth in clauses (a), (b) and (c) above, legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Participant shall be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, exceeds the amount of any damages which such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Participants' obligations to contribute pursuant to this Section 7 are several and not joint.

     (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional written release of such indemnified party, from all liability on claims that are the subject matter of such action, suit or proceeding.

     (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. A successor to any Participant or any person controlling any Participant, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser or any person who controls an Initial Purchaser, the Company, their respective directors or officers or any person controlling the Company and (ii) any termination of this Agreement.

     8.  Rule 144 and Rule 144A.
         -----------------------

     The Company covenants that, whether or not it is required to do so by the rules and regulations of the SEC, for so long as the Registrable Notes or the Exchange Notes, as applicable, remain outstanding, it will furnish to the holders of the Registrable Notes or Exchange Notes, as applicable, and it will file with the SEC (unless the SEC will not accept such a filing) (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports. If at any time the Company is not required to file such reports, it will, upon the request of any Holder or beneficial owner of Registrable Notes, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Company further covenants that it will take such further action as any Holder of Registrable Notes may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

     9.  Underwritten Registrations.
         --------------------------

     If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and reasonably acceptable to the Company.

     No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     10.  Miscellaneous.
          --------------

     (a)  No Inconsistent Agreements.  The Company has not, as of the date
          --------------------------
hereof, and the Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements. The Company will not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to a Registration Statement.

     (b)  Adjustments Affecting Registrable Notes.  The Company shall not,
          ---------------------------------------
directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

     (c)  Amendments and Waivers.  The provisions of this Agreement may not be
          ----------------------
amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (i) the Company and (ii) (A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(c) may not be amended,
--------  -------
modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold by such Holders pursuant to such Registration Statement.

     (d)  Notices.  All notices and other communications (including without
          -------
limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

     1. if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchasers as follows:

          Smith Barney Inc.
          388 Greenwich Street
          New York, New York 10013
          Facsimile No.: (212) 816-7816
          Attention:     Corporate Finance Department

     2. if to the Initial Purchasers, at the addresses specified in Section 10(d)(1);

     3.  if to the Company, at the address as follows:

          Telegroup, Inc.
          2098 Nutmeg Avenue
          Fairfield, IA 52556
          Facsimile No.: (214) 472-4747
          Attention:     Chief Financial Officer

with copies to:

          Swidler & Berlin, Chartered
          3000 K Street, N.W.
          Suite 300
          Washington, D.C. 20007-5116
          Facsimile No.: (202) 424-7500
          Attention:     Morris F. DeFeo, Jr.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

     (e)  Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers; provided, however, that this
                                                  --------  -------
Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Notes.

     (f)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g)  Headings.  The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or
otherwise affect the meaning hereof.

     (h)  Governing Law; Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED BY AND
          ---------------------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     (i)  Severability.  If any term, provision, covenant or restriction of this
          ------------
Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (j)  Securities Held by the Company or Its Affiliates.  Whenever the
          ------------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted (in either the numerator or the denominator) in determining whether such consent or approval was given by the Holders of such required percentage.

     (k)  Third Party Beneficiaries.  Holders of Registrable Notes and
          -------------------------
Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

     (l)  Entire Agreement.  This Agreement, together with the Purchase
          ----------------
Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

     (m)  Remedies.  In the event of a breach by the Company of any of its
          --------
obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, in the Purchase Agreement or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                TELEGROUP, INC.

                                By:
                                    Name:
                                    Title:
SMITH BARNEY INC.

By:
     Name:
     Title:

BT ALEX. BROWN INCORPORATED

By:
     Name:
     Title: